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                                                                    EXHIBIT 10.1

                          U.S. ONLINE COMMUNICATIONS, INC.

         1998 NON-QUALIFIED STOCK OPTION AND INCENTIVE STOCK OPTION PLAN

                           (EFFECTIVE MARCH 10, 1998)


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                        U.S. ONLINE COMMUNICATIONS, INC.

         1998 NON-QUALIFIED STOCK OPTION AND INCENTIVE STOCK OPTION PLAN


1.      PURPOSE.

        The Plan is intended to provide to selected employees of U.S. OnLine Communications, Inc., a Delaware corporation, (the "Participants"), an opportunity to acquire shares of common stock of U.S. OnLine Communications, Inc. (the "Corporation"). The Corporation intends to use the Plan to attract, retain and motivate Participants to attain exceptional levels of performance and provide Participants with an opportunity to participate in the increased value of the Corporation which their efforts, initiative, and skill have helped produce. The Plan design enables the Corporation to grant to Participants either Non-Qualified Stock Options or Incentive Stock Options to purchase shares of common stock of the Corporation. The Plan is effective March 10, 1998.

2.      DEFINITIONS.

        (a)     "Board" shall mean the Board of Directors of the Corporation.

        (b)     "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Committee" shall mean the committee appointed by the Board in accordance with Section 4(b) to administer the Plan.

        (d) "Common Stock" shall mean the voting common stock of the Corporation.

        (e) "Corporation" shall mean U.S. OnLine Communications, Inc., a Delaware corporation and any Subsidiary of the Corporation.

        (f) "Employee" shall mean any individual who is employed, within the meaning of Section 3401 of the Code and the regulations thereunder, by the Corporation or any Subsidiary. The Committee shall be responsible for determining when an Employee's period of employment is deemed to be continued during an approved leave of absence.

        (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (h) "Exercise Price" shall mean the price per Share at which an Option may be exercised, as determined by the Committee and as specified in the Participant's Option Agreement.

        (i) "Fair Market Value" shall mean the value of each Share determined as of any specified date as follows:

                (1) If the Shares are traded on any United States securities exchange, the


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                        value per Share shall be the closing price on such
                        exchange on the business day immediately preceding such specified date;

                (2) If the Shares are not traded on any United States securities exchange but are traded on any formal over-the-counter quotation system in general use in the United States, the value per Share shall be the mean between the closing high bid and low asked quotations on such system on the business day immediately preceding such specified date; or

                (3) If neither Paragraph (1) nor (2) applies, the value per Share shall be determined by the Board in accordance with Section 4(e) in good faith and based on uniform principles consistently applied. Such determination shall be conclusive and binding on all persons.

        (j) "Incentive Stock Option" shall mean an Option of the type which is described in Section 422(b) of the Code.

        (k) "Non-qualified Stock Option" shall mean an Option which is not of the type described in Section 422(b) or 423(b) of the Code.

        (l) "Option" shall mean an option which is granted pursuant to the Plan to purchase Shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-qualified Stock Option.

        (m) "Option Agreement" shall mean, with respect to each Option, the signed written agreement between the Corporation and the Participant setting forth the terms and conditions of the Option.

        (n) "Participant" shall mean any individual to whom an Option has been granted or issued under the Plan.

        (o) "Plan" shall mean this U.S. OnLine Communications, Inc. 1998 Non-Qualified Stock Option and Incentive Stock Option Plan, as amended. The Plan is effective March 10, 1998.

        (p) "Plan Year" shall mean the 12 consecutive month period coinciding with the Corporation's fiscal year.

        (q) "Purchase Price" shall mean, at any specified time, the Exercise Price per Share times the number of Options being exercised.

        (r) "Pyramiding" shall mean, for purposes of Section 7(g), a Participant's exercise of an Option by paying the Exercise Price through the exchange of a Share or Shares of Common Stock which the Participant had immediately acquired by exercising an Option.


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        (s)     "Retirement" shall mean termination of employment with the
                Corporation or any Subsidiary on or after attaining age 65.

        (t)     "Share" shall mean one authorized share of Common Stock.

        (u) "Subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of granting an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (v) "Vest" or "Vesting" shall mean the event or point in time at which an Option becomes exercisable for the first time.


3.      EFFECTIVE DATE.

        The Plan was adopted by the Corporation effective March 10, 1998 subject to the approval of the Corporation's shareholders in accordance with Section 18.


4.      ADMINISTRATION.

        (a)     Administration by the Board or the Committee.

        The Board shall appoint a Committee to administer the Plan. If no Committee has been appointed or is currently constituted, the Board shall have the powers and authority otherwise delegated to the Committee in this Plan document. In any event, the Board shall have the authority to determine the Fair Market Value of the Common Stock in accordance with Section 4(e).

        (b)     Composition of the Committee.

                (i) The Committee shall consist of not less than three members, who may also be members of the Board. Each Committee member shall serve until the member resigns, dies or is removed by the Board, whichever is the first event to occur. The Board may, from time to time, increase the size of the Committee, fill vacancies however caused, remove members with or without cause, and disband the Committee and thereafter directly administer the Plan. The Board shall designate one member as Chairman of the Committee. The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called.


                (ii) Members of the Board or the Committee who are either eligible for Options or have been granted an Option may vote on any matters affecting the administration of the Plan or the grant of any


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                        Option pursuant to the Plan. However, no such member
                        shall act upon the granting of an Option to himself or herself (unless such grant is part of a plan under which Options are to be granted to a classification of Employees). In the event of cases such as those described in the preceding sentence, such member shall be counted in determining the existence of a quorum at a meeting of the Committee but shall be excluded in determining the number of members voting or taking written action with respect to an Option granted to such member.


                (iii) If the Corporation registers any class of equity security pursuant to Section 13 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, the Plan shall be administered by a Committee which shall consist of not less than three members, who may also be members of the Board. During such period, the Committee shall be comprised of individuals who:


                        (A) Shall be ineligible to participate in the Plan and in any plan sponsored by the Corporation which provides for the grant of stock of the Corporation; and

                        (B) Shall have been ineligible to participate in the Plan and any such other plan for a one-year period prior to the time such individual becomes a member of the Committee. The Board may from time to time designate individuals as ineligible to participate in the Plan for such one-year period in order to become eligible to be a member of the Committee.

        (c)     Powers of the Committee.

                On behalf of the Corporation and subject to the provisions of the Plan, the Committee shall have the authority and discretion to:

                (i) Prescribe, amend and rescind rules and regulations relating to the Plan;


                (ii)    Select Participants to receive Options;


                (iii)   Determine the form and terms of Options;


                (iv) Determine the number of Shares or other consideration subject to Options;

                (v) Determine whether Options will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Options under the Plan or any other incentive or compensation plan of the Corporation;


                (vi) Construe and interpret the Plan, any Option Agreement and any other agreement or document executed pursuant to the Plan;


                (vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Option or any Option Agreement;


                (viii)  Determine whether an Option has been earned and/or
                        Vested;


                (ix) Accelerate or defer, with the consent of the Participant, the Vesting of any Option;


                (x) Authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Option as made by the Committee;

                (xi) With the consent of the Participant, reprice, cancel and reissue, or otherwise adjust the terms of an Option previously issued to the Participant; and


                (xii) Make all other determinations deemed necessary or advisable for the administration of the Plan.


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(d)     Committee's Interpretation of the Plan.

        The Committee's interpretation and construction of any provision of the Plan, of any Option granted under the Plan, or of any Option Agreement shall be final and binding on all parties claiming an interest in an Option granted or issued under the Plan. No member of the Committee nor any director shall be liable for any action or determination made in good faith with respect to the Plan.

(e)     Board's Determination of Fair Market Value.

        The Board shall have the authority to determine, upon review of relevant information, the Fair Market Value of the Common Stock, subject to the provisions of the Plan and irrespective of whether the Board has appointed a Committee to administer the Plan.

5.      ELIGIBILITY FOR PARTICIPATION.

        Plan Participants shall be limited to such Employees as the Board or Committee may select. A Participant may be granted more than one type of Option under the Plan. Any Employee who owns stock of the Corporation possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation and its affiliates shall not be eligible to receive an Incentive Stock Option.


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6.      SHARES OF STOCK OF THE CORPORATION.

        (a)     Shares Subject to This Plan.

        Stock with respect to which Options are granted or issued under this Plan shall be authorized but unissued or reacquired Shares of the Corporation's Common Stock. The aggregate number of Shares which may be issued under this Plan shall not exceed 1,000,000 (one million), subject to adjustment under Section 9.

        (b)     Adjustment of Shares.

        In the event of an adjustment described in Section 9, then (i) the number of Shares reserved for issuance under the Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options, and (iii) any other factor pertaining to outstanding Options shall be duly and proportionately adjusted, subject to any required action by the Board or the shareholders of the Corporation and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

        (c)     Options Not to Exceed Shares Available.

        The number of Shares subject to Options which have been granted under this Plan at any time during the Plan Term shall not exceed the number of Shares authorized for issuance under the Plan. The number of Shares subject to an Option which expires, is cancelled, is forfeited or is terminated for any reason, shall again be available for issuance under the Plan.

7.      TERMS AND CONDITIONS OF OPTIONS.

        (a)     Option Agreement.

        Each Option shall be evidenced by a written Option Agreement which shall set forth the terms and conditions pertaining to such Option, provided that all such terms shall be subject to and consistent with this Plan.

        (b)     Number of Shares Covered by an Option.

        Each Option Agreement shall state the number of Shares for which the Option is exercisable and shall provide for the adjustment of such Shares in accordance with Section 9.


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        (c)     Exercise of Options.

        A Participant may exercise an Option only on or after the date on which the Option Vests, as provided in Subsection (d) below, and only on or before the date on which the Option expires, as provided in Subsection
        (e) below.

        (d)     Vesting of Options.

        A Participant may exercise an Option to purchase Shares only on or after the date the Option has Vested with respect to such Shares. Each Option Agreement shall include a Vesting schedule applicable to the Shares to which such Option pertains. The Vesting schedule shall not impose upon the Corporation or any Subsidiary any obligation to retain the Participant in its employ for any period. A Participant's Option Agreement shall so specify if all or any non-Vested Options held by the Participant on the date of death or total and permanent disability shall become Vested.

        (e)     Term and Lapse of Options.

        A Participant may exercise an Option to purchase Shares only on or before the date on which the term of the Option expires. Each Option Agreement shall set forth the term of the Option and the events described in the immediately following sentence which will cause the Option to lapse or otherwise end, in whole or in part, as of an earlier date. An Option shall lapse on the first to occur of the following events:

                (i) The tenth anniversary of the date the Option was granted;

                (ii) The date determined under Section 7(j) for a Participant who ceases to be an Employee by reason of the Participant's death;

                (iii) The date determined under Section 7(k) for a Participant who ceases to be an Employee by reason the Participant's total and permanent disability, within the meaning of
                        Section 22(e)(3) of the Code, or Retirement;

                (iv) The date determined under Section 7(i) for a Participant who ceases to be an Employee for any reason, other than by reason of death, total and permanent disability, or Retirement, unless the Committee at its discretion extends such date before the applicable expiration date (but no longer than three months after the date the Participant ceases to be an Employee with respect to any Incentive Stock Option the Participant holds); or

                (v) The expiration date specified in the Participant's Option Agreement.


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(f)     Exercise Price.

        Each Option Agreement shall state the Exercise Price for the Shares to which the Option pertains, provided that the Exercise Price of an Option shall not be less than 100% of the Fair Market Value of the Shares determined on the date the Option is granted.

(g)     Medium and Time of Payment of Purchase Price.

        A Participant exercising an Option shall pay the Purchase Price of the Shares to which such exercise pertains in full in cash (in U.S. dollars) as a condition of such exercise, unless the Committee at its discretion allows the Participant to pay the Purchase Price in any manner allowable under Section 14, so long as the sum of cash so paid and such other consideration equals the Purchase Price. Notwithstanding the sequential exercise of an Option through Pyramiding is specifically allowable under the Plan, subject to the consent of the Committee.

(h)     Nontransferability of Options.

        An Option granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant or the Participant's conservator or legal representative and shall not be assignable or transferable. In the event of the Participant's death, the Option is transferable by the Participant only by will or the laws of descent and distribution.

(i)     Termination Other than by Death, Disability or Retirement.

        (i) If a Participant ceases to be an Employee for any reason other than death, total and permanent disability (as defined in Section 7(k)) or Retirement, any unexercised Option (whether Vested or not) shall expire at 12:00 p.m. on the 30th day following the date the Participant's employment with the Corporation (or a Subsidiary) terminates. In addition, the Committee may Vest any non-Vested Options within 30 days following the applicable event described above.

        (ii) For purposes of this Section 7(i), the employment relationship shall be treated as continuing intact while the Participant is an active employee of the Corporation (or a Subsidiary) or is on military leave, sick leave or other bona fide leave of absence, as determined by the Committee at its discretion. The preceding sentence notwithstanding, in the case of an Incentive Stock Option, employment shall be deemed to terminate on the date the Participant ceases active employment with the Corporation (or a Subsidiary) unless the Participant's reemployment rights are guaranteed by statute or contract.


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(j)     Death of Participant.

        If a Participant dies while an Employee, any Option granted to the Participant may be exercised, to the extent it was Vested on the date of the Employee's death, at any time within 12 months after the Participant's death (but not beyond the otherwise applicable term of the Option) by the executors or administrators of the Participant's estate or by any person who has acquired the Option directly from the Participant by will or the laws of descent and distribution.

(k)     Disability or Retirement of Participant.

        If a Participant ceases to be an Employee as a consequence of becoming totally and permanently disabled (within the meaning of Section 22(e)(3) of the Code) or otherwise retires, any Option granted to the Participant may be exercised, to the extent it was Vested on the date of termination of employment, at any time within 12 months after the Participant's termination of employment (but not beyond the otherwise applicable term of the Option), by the Participant or the Participant's conservator or legal representative.

(l)     Rights as a Stockholder.

        A Participant, or an allowable transferee of a Participant, shall have no rights as a shareholder of the Corporation with respect to any Shares for which an Option is exercisable until the date a stock certificate for such Shares is issued. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10.

(m)     Modification, Extension, and Renewal of Options.

        Within the limitations of the Plan, the Committee may at its discretion modify, extend or renew outstanding any Option or accept the cancellation of an outstanding Option for the granting of a new Option in substitution. Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted.

(n)     Other Provisions.

        An Option Agreement may contain such other provisions as the Committee deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:


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        (i)     Restrictions on the exercise of the Option;

        (ii) Submission by the Participant of such forms and documents as the Committee may require; and/or

        (iii) Procedures to facilitate the broker-assisted exercise of the Option.

(o)     No Disqualification of Incentive Stock Options.

        Notwithstanding any other provision of the Plan, the Plan shall not be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under
        Section 422 of the Code or, without the consent of the Participant affected, disqualify any Incentive Stock Option under Section 422 of the Code.

(p)     Limitations on Incentive Stock Options.

        The aggregate Fair Market Value (determined as of the date of grant) of Shares subject to grant(s) of Incentive Stock Options which will become Vested by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Corporation) shall not exceed $100,000. If the Fair Market Value of the Shares described in the preceding sentence exceeds $100,000, the Options for the first $100,000 worth of Shares to become Vested shall be Incentive Stock Options and the Options for the amount in excess of $100,000 that become Vested shall be Non-qualified Stock Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit shall be automatically incorporated into this Section 7(p) and shall apply to any Options granted on or after the effective date of such amendment.

8.      TERM OF PLAN.

        Options may be granted pursuant to the Plan through the period ending on March 9, 2008. All Options which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on March 9, 2008.

9.      RECAPITALIZATIONS, TAKEOVERS, AND LIQUIDATIONS.

        (a)     Reorganizations.

        Notwithstanding any other provision of the Plan to the contrary, but subject to any required action by the stockholders of the Corporation, the Committee shall make any adjustments to the class and/or number of Shares covered by the Plan, the number of Shares for which each outstanding Option pertains, the Exercise Price of an Option, and/or any other aspect of this Plan to prevent the dilution or enlargement of the rights of Participants under this Plan in connection with any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, a stock split, a reverse stock split or any other event which results in an increase or decrease in the


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        number of issued Shares effected without receipt of adequate consideration by the Corporation.

        (b)     Mergers and Consolidations.

        Subject to any required action by the stockholders of the Corporation:

                (i) In the event the Corporation is a party to a merger or consolidation in which the Corporation is the surviving corporation, each outstanding Option shall pertain to the securities of the Corporation to which a holder of the number of Shares subject to the Option would be entitled; and


                (ii) In the event the Corporation is a party to a merger or consolidation in which it is not the surviving corporation, unless the surviving corporation expressly assumes outstanding Options, each outstanding Option shall become 100% Vested and the Committee shall exercise reasonable efforts to give each Participant as much advance notice as practicable before the effective date of such transaction to enable such Participant to exercise Vested Options.

        (c)     Change of Control.

        If the Corporation experiences a "change of control," all Options will become fully Vested and become immediately exercisable. For purposes of this Subsection (c), a "change of control" will occur if the Corporation is acquired, merged with another company, makes a substantial public or private placement of stock, or the current shareholders of the Corporation otherwise lose control of the Corporation.

        (d)     Determination by the Committee.

        All adjustments described in this Section 9 shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

        (e)     Limitation on Rights of Participants.

        Except as expressly provided in this Section 9, no Participant shall have any rights by reason of any payment of any stock dividend, stock split, reverse stock split, or any other change in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Corporation of Options shall not affect, and no adjustment by reason thereof shall be made with respect to, Options under the Plan.

        (f)     No Limitation on Rights of Corporation.

        The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.


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10.     SECURITIES LAW REQUIREMENTS.

        (a)     Legality of Issuance.

        No Share shall be issued upon the exercise of any Option unless and until the Committee has determined that:

                (i) The Corporation and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise;


                (ii) Any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied; and


                (iii) Any other applicable provision of state, federal or foreign law has been satisfied.


        (b)     Restrictions on Transfer; Representations of Participant;
                Legends.

        Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the offering and/or sale of Shares under the Plan is not registered under the Act and the Corporation determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER EITHER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR THE REGISTRATION PROVISIONS OF THE ACT DO NOT APPLY TO SUCH PROPOSED TRANSFER.

        The Corporation shall also place legends on stock certificates representing its right of


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        repurchase under Section 11 and the forfeiture provisions (if applicable) under Section 12. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this
        Section 10 shall be conclusive and binding on all persons.

        (c)     Registration or Qualification of Securities.

        The Corporation may, but shall not be obligated to, register or qualify the offering or sale of Shares under the Act or any other applicable law.

        (d)     Exchange of Certificates.

        If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

11.     LIMITATIONS ON SHARES.

        (a) Repurchase Option. The Participant shall grant to the Company the option (the "Repurchase Option") to repurchase all or part of the Shares, upon the Participant's purchase of the Company's Common Stock pursuant to the exercise of stock options granted in the Option Agreement ("Offering Event"). Upon the occurrence of an Offering Event, the Company may exercise the Repurchase Option by delivering a notice pursuant to the Participant (or his permitted transferee or legal representative, as the case may be), within ninety (90) days after the date of the Offering Event (the "90-Day Period"). The Company's notice to the Participant shall indicate the Company's election to exercise its Repurchase Option and the number of Shares to be purchased by the Company or the Company's designee, who shall be identified in such notice, and the notice shall set forth a date for closing not later than thirty (30) days from the date of the giving of such notice.

        (b) Right of First Refusal. Except as provided in this Section 11, the Participant shall not sell, assign, transfer, pledge or otherwise dispose of any of the Shares, or any right or interest therein, either voluntarily or involuntarily, without first delivering a written notice (the "Transfer Notice") to the Company, which shall have the option to purchase such Shares as provided herein (the "Right of First Refusal"). The Transfer Notice must specify: (i) the name and address of the proposed transferee; (ii) the number of Shares, or interest therein, proposed to be sold or transferred; (iii) the price or amount to be paid for the proposed transfer (including the amount of any debt to be paid, cancelled or forgiven upon foreclosure of a security interest in the Shares or upon any other transfer to the Participant's creditors); and
        (iv) all other material terms and conditions of the proposed transfer.

        (c) Closing for Repurchase of Shares. The closing for the repurchase of the Shares pursuant to either the exercise of the Repurchase Option or the Right of First Refusal


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
        shall take place at the Company's principal offices. At the closing, the holder of the certificate(s) representing the Shares being transferred shall deliver such certificate or certificates evidencing the Shares to the Company, duly endorsed for transfer, and the Company (or its designee) shall tender payment of the purchase price for the Shares being purchased. The purchase price for the Shares shall be payable in full in cash, or by certified check or cashier's check; provided, however, that the Company may elect to offset against and deduct from any payment of the purchase price any indebtedness then owed by the Participant to the Company.



12.     EXERCISE OF UNVESTED OPTIONS

        (a)     Purpose of Section 12.

        This Section 12 is intended to apply for the benefit of a Participant prior to the time Shares held by the Participant are freely transferable under applicable federal and state securities laws without the Participant holding the Shares for a minimum period of time (e.g., the two/three year holding period requirement of Rule 144 adopted by the Securities and Exchange Commission under the Act). More specifically, a Participant with an unvested Option may commence this holding period for the Shares subject to the Option by exercising the unvested Option and receiving Shares of restricted stock which will Vest on the same date as the Option would have Vested. In this way, the Participant is able to begin the holding period for the Shares prior to the date the Option would have Vested.

        (b)     Exercise of Unvested Options and Issuance of Restricted Stock.

        The Committee, at its discretion, may grant any Participant the right to exercise any Option prior to the Vesting of such Option, provided that the Shares issued upon such exercise shall remain subject to Vesting, as restricted stock, at the same rate as under the Option so exercised and:

                (i) Shares which have become Vested shall be subject to the Corporation's Shareholder Agreement, on the terms and conditions set forth in Section 11, if a Participant proposes to sell, pledge or otherwise transfer any such Shares, or any interest in such Shares, to any person or entity; and


                (ii) Shares which have not become Vested on or before the applicable date described in Section 7 for determining the forfeiture or lapsing of the Option pursuant to which such Shares were issued under this Section 11, shall be forfeited at the Exercise Price paid by the Participant to the Corporation to acquire such Shares.


13.     AMENDMENT OF THE PLAN.

        The Board or the Committee may, from time to time, terminate, suspend or discontinue the Plan,


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
        in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment deemed necessary or advisable to qualify the Options under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Exchange Act, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option granted under the Plan, with or without approval of the shareholders of the Corporation, but if any such action is taken without the approval of the Corporation's shareholders, no such revision or amendment shall:

        (a) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 10;

        (b) Change the designation of the class of persons eligible to receive Options;

        (c) Permit any individual while a member of the Committee to be eligible to receive and hold an Option granted or issued under the Plan;

        (d)     Withdraw administration of the Plan from the Committee;

        (e)     Increase the maximum duration of an Option;

        (f) Change the manner of determining the Exercise Price of an Option;

        (g)     Extend the term of the Plan; or

        (h)     Amend this Section 14 to defeat its purpose.

        No amendment, termination or modification of the Plan shall, without the consent of the Participant, affect any Option previously granted.


14.     PAYMENT FOR SHARE PURCHASES.

        (a)     Payment.

        Payment of the Purchase Price for any Shares purchased pursuant to the Plan may be made in cash (in U.S. dollars) or, where expressly approved for the Participant by the Committee and where permitted by law:

                (i)     By check;


                (ii) By cancellation of indebtedness of the Corporation to the Participant;


                (iii) By surrender of Shares that either: (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Corporation by use of a promissory note, such note has been fully paid with respect to such Shares); or (B) were obtained by Participant in the public market (unless the Committee permits a Participant to exercise an Option by Pyramiding, in which event the six months holding


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
                        period set forth in (A), above, shall not apply);


                (iv) By tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees of the Corporation shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;


                (v) By waiver of compensation due or accrued to Participant for services rendered;


                (vi) With respect only to purchases upon exercise of an Option, and provided that a public market for the Corporation's stock exists (A)Through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or (B) Through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

                (vii)   By any combination of the foregoing.

        (b)     Loan Guarantees.

        The Committee may help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Corporation of a third-party loan to the Participant.


15.     APPLICATION OF FUNDS.

               The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.


16.     PRIVILEGES OF STOCK OWNERSHIP.

               No Participant shall have any of the rights of a shareholder with respect to any Shares until the date a stock certificates for such Shares are issued to the Participant. After certificates are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares. The preceding sentence notwithstanding, a Participant who, pursuant to Section 12, (i) exercises an unvested Option and receives Shares of restricted stock and (ii) forfeits such Shares by terminating employment prior to the date such Shares Vest shall have no right to retain dividends or distributions received with respect to such Shares and shall return such dividends and distributions to the Corporation without consideration.


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
17.     TRANSFERABILITY.

        Options granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Option Agreement provisions relating thereto. During the lifetime of the Participant an Option may be exercisable only by the Participant, and any elections with respect to any Option may be made only by the Participant.


18.     APPROVAL OF SHAREHOLDERS.

        The Plan shall be subject to approval by the affirmative vote of the holders of a majority of all classes of the outstanding shares present and entitled to vote at the first annual meeting of shareholders of the Corporation adopting the Plan following the adoption of the Plan, and in no event later than March 9, 1998. Prior to such approval, Options may be granted but may not be exercised or settled. Any amendment described in Section 13 shall also be subject to approval by the Corporation's shareholders.


19.     WITHHOLDING OF TAXES.

        (a) General.

        Whenever Shares are to be issued under the Plan, the Corporation may require the Participant to remit to the Corporation an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Options are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

        (b) Stock Withholding.

        When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise of any Option that is subject to tax withholding and the Participant is obligated to pay the Corporation the amount required to be withheld, the Committee may at its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Corporation withhold from the Shares to be issued the specific number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                (i) The election must be made on or prior to the applicable Tax Date;


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
                (ii) Once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;


                (iii) All elections shall be subject to the consent or disapproval of the Committee;


                (iv) In the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Corporation the proper number of Shares on the Tax Date; and


                (v) If the Participant is an "insider" and if the Corporation is subject to Section 16(b) of the Exchange
                        Act: the election may not be made within six (6) months of the date of grant of the Option, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act; and either:


                                (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date); or

                                (B) the exercise of the Option or election to use stock withholding must be made in the ten day period beginning on the third day following the release of the Corporation's quarterly or annual summary statement of sales or earnings.


20.     STATEMENT TO PARTICIPANTS.

        Within a reasonable time after the last day of each Plan Year, the Committee shall furnish to each Participant a statement setting forth the Participant's total number of Shares subject to Options, the date such Options were granted, the Fair Market Value of such Options as of the grant or issuance date, and such other information as the Committee shall deem advisable to furnish.


21.     RIGHTS AS AN EMPLOYEE.

        The Plan shall not be construed to give any individual the right to remain in the employ of the Corporation (or a Subsidiary) or to affect the right of the Corporation (or such Subsidiary) to terminate such individual's employment at any time, with or without cause. The grant of an Option shall not entitle the Participant to, or disqualify the Participant from, participation in the grant of any other Option under the Plan or participation in any other plan maintained by the Corporation.


22.     INSPECTION OF RECORDS.

        Copies of the Plan, records reflecting each Participant's Options and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by the Participant and his or her duly authorized representative at the office of the Corporation at any reasonable business hour upon reasonable advance notice from the Participant.


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
ON BEHALF OF U.S. ONLINE COMMUNICATIONS, INC.:

Date:


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

1. PURPOSE ..................................................................       1

2. DEFINITIONS ..............................................................       1
        (a) "Board" .........................................................       1
        (b) "Code" ..........................................................       1
        (c) "Committee" .....................................................       1
        (d) "Common Stock" ..................................................       1
        (e) "Corporation" ...................................................       1
        (f) "Employee" ......................................................       1
        (g) "Exchange Act" ..................................................       1
        (h) "Exercise Price" ................................................       1
        (i) "Fair Market Value" .............................................       1
        (j) "Incentive Stock Option" ........................................       2
        (k) "Non-qualified Stock Option" ....................................       2
        (l) "Option" ........................................................       2
        (m) "Option Agreement" ..............................................       2
        (n) "Participant" ...................................................       2
        (o) "Plan" ..........................................................       2
        (p) "Plan Year" .....................................................       2
        (q) "Purchase Price" ................................................       2
        (r) "Pyramiding" ....................................................       2
        (s) "Share" .........................................................       3
        (t) "Subsidiary" ....................................................       3
        (u) "Vest" or "Vesting" .............................................       3

3. EFFECTIVE DATE ...........................................................       3

4. ADMINISTRATION ...........................................................       3
        (a) Administration by the Board or the Committee ....................       3
        (b) Composition of the Committee ....................................       3
        (c) Powers of the Committee .........................................       4
        (d) Committee's Interpretation of the Plan ..........................       5
        (e) Board's Determination of Fair Market Value ......................       5

5. ELIGIBILITY FOR PARTICIPATION ............................................       5

6. SHARES OF STOCK OF THE CORPORATION .......................................       5
        (a) Shares Subject to This Plan .....................................       6
        (b) Adjustment of Shares ............................................       6
        (c) Options Not to Exceed Shares Available ..........................       6

7. TERMS AND CONDITIONS OF OPTIONS ..........................................       6
        (a) Option Agreement ................................................       6
        (b) Number of Shares Covered by an Option ...........................       6
        (c) Exercise of Options .............................................       6
        (d) Vesting of Options ..............................................       7


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

        (e) Term and Lapse of Options .......................................       7
        (f) Exercise Price ..................................................       7
        (g) Medium and Time of Payment of Purchase Price ....................       8
        (h) Nontransferability of Options ...................................       8
        (i) Termination Other than by Death, Disability or Retirement .......       8
        (j) Death of Participant ............................................       8
        (k) Disability or Retirement of Participant .........................       9
        (l) Rights as a Stockholder .........................................       9
        (m) Modification, Extension, and Renewal of Options .................       9
        (n) Other Provisions ................................................       9
        (o) No Disqualification of Incentive Stock Options ..................      10
        (p) Limitations on Incentive Stock Options ..........................      10

8. TERM OF PLAN .............................................................      10

9. RECAPITALIZATIONS, TAKEOVERS, AND LIQUIDATIONS ...........................      10
        (a) Reorganizations .................................................      10
        (b) Mergers and Consolidations ......................................      11
        (c) Change of Control ...............................................      11
        (d) Determination by the Committee ..................................      11
        (e) Limitation on Rights of Participants ............................      11
        (f) No Limitation on Rights of Corporation ..........................      12

10. SECURITIES LAW REQUIREMENTS .............................................      12
        (a) Legality of Issuance ............................................      12
        (b) Restrictions on Transfer; Representations of Participant; Legends      12
        (c) Registration or Qualification of Securities .....................      13
        (d) Exchange of Certificates ........................................      13

11. LIMITATIONS OF SHARES ...................................................

12. EXERCISE OF UNVESTED OPTIONS ............................................      15
        (a) Purpose of Section 12 ...........................................      15
        (b) Exercise of Unvested Options and Issuance of Restricted Stock ...      16

13. AMENDMENT OF THE PLAN ...................................................      16

14. PAYMENT FOR SHARE PURCHASES .............................................      17
        (a) Payment .........................................................      17
        (b) Loan Guarantees .................................................      19

15. APPLICATION OF FUNDS ....................................................      19

16. PRIVILEGES OF STOCK OWNERSHIP ...........................................      19

17. TRANSFERABILITY .........................................................      19


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

18. APPROVAL OF SHAREHOLDERS ................................................      19

19. WITHHOLDING OF TAXES ....................................................      20
        (a) General .........................................................      20
        (b) Stock Withholding ...............................................      20

20. STATEMENT TO PARTICIPANTS ...............................................      21

21. RIGHTS AS AN EMPLOYEE ...................................................      21

22. INSPECTION OF RECORDS ...................................................      21



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